Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Quotient Technology Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yuneeb Khan, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yuneeb Khan
Yuneeb Khan
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: November 9, 2022